UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: February 17, 2003

URBANFIND, INC.
(Exact name of registrant as s pecified in its chapter)

DELAWARE	000-30965	91-1980708
(State of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

10229 19th Avenue SW, Seattle, Washington     98146
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (888) 332-5511

ITEM 5. Other Events

On February 14, 2003 the Board of Directors of the Registrant adopted via unanimous consent in lieu of special meeting a 1:1.50 forward stock split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBANFIND, INC. (Registrant) Date: February 17, 2003

/s/ Robin Lee
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President and Chief Executive Officer